UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2015

Dino Energy Corporation
(Exact name of registrant as specified in its charter)

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Nevada	333-178199	Not Applicable
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Unit 7, 833 – 1st Ave. NW Calgary, AB T2N 0A4 Canada
(Address of principal executive offices)

(403) 229-2351

(Registrant's telephone number)

Not Applicable

(Former name or former address, if changed since last report)

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Copy of all Communications to:

Richard W. Jones, Esq.

 Jones & Haley, P.C.

115 Perimeter Center Place, Suite 170

Atlanta, Georgia  30346

Phone: 770.804.0500; Fax: 770.804.0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2015 the Board of Directors accepted the resignation of Mr. Vanleo Fung.  At the same time the Board elected Mr. Eric Lawson to fill Mr. Fung’s position on the Board.  Mr. Fung based his resignation on personal matters, not because of any disagreement with the Company on any matter related to the Company’s operations, policies or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DINO ENERGY CORPORATION
Dated: April 3, 2015	By:	\s\ Eric D. Lawson Eric D. Lawson
	Title:	President